Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

Dated as of September 8, 2008

WHEREAS, Casual Male Retail Group, Inc. (formerly Designs, Inc., the “Corporation”) and Jewelcor Management, Inc. (the “Independent Contractor”) entered into a certain Consulting Agreement dated April 29, 2000, as amended by Letter Agreement dated April 28, 2001, by Letter Agreement dated April 28, 2002, by Amendment to Consulting Agreement dated April 29, 2003, by Amendment to Consulting Agreement dated April 26, 2004, by Amendment to Consulting Agreement dated August 26, 2004, by Amendment to Consulting Agreement dated June 15, 2005, as amended by Letter Agreement dated May 26, 2006 and as amended by Letter Agreement dated April 29, 2007 (hereinafter referred to as “the Agreement”), and

WHEREAS, Corporation and Independent Contractor wish to amend, modify and/or restate certain terms, provisions, conditions and covenants of the Agreement.

NOW THEREFORE, for and in consideration of the foregoing, the mutual promises and covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Corporation and Independent Contractor hereby agree to amend the Agreement as follows:

1. Term of Agreement. Paragraph 1 of Amendment to Consulting Agreement dated April 29, 2007 shall be amended to read as follows:

The term of the Agreement shall be extended for a period of one year, and shall expire on April 29, 2010. The term can be further extended only by agreement of both the Corporation and Independent Contractor.

THE REMAINING terms of the Agreement as amended shall remain in full force and effect without change.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Consulting Agreement as a sealed instrument, in any number of counterpart copies, each of which shall be deemed an original for all purposes, as of the day and year first written above.

JEWELCOR MANAGEMENT, INC.

By:	/s/ Seymour Holtzman
Seymour Holtzman November 19, 2008

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ David A. Levin
David A. Levin November 19, 2008

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich November 19, 2008